Exhibit 99.1

What’s Possible at Agios

October 16, 2015

David Schenkein, M.D.

Chief Executive Officer

Cautionary Note Regarding Forward-Looking Statements

This “2015 Research & Development Day” presentation and various remarks we make during this presentation contain forward-looking statements of Agios Pharmaceuticals, Inc. within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those regarding the potential benefits of Agios’ product candidates targeting IDH1/IDH2 or pyruvate kinase-R mutations, including AG-221, AG-120, AG-881, AG-348 and AG-519; its plans and timelines for the clinical development of AG-221, AG-120, AG-881, AG-348 and AG-519; its plans regarding future data presentations; and the benefit of its strategic plans and focus. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “potential,” “hope,” “could,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from Agios’ current expectations and beliefs. For example, there can be no guarantee that any product candidate Agios is developing will successfully commence or complete necessary preclinical and clinical development phases, or that development of any of Agios’ product candidates will successfully continue. There can be no guarantee that any positive developments in Agios’ business will result in stock price appreciation. Management’s expectations and, therefore, any forward-looking statements in this presentation or the various remarks made during this presentation could also be affected by risks and uncertainties relating to a number of other important factors, including: Agios’ results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. FDA and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Agios’ ability to obtain and maintain requisite regulatory approvals and to enroll patients in its planned clinical trials; unplanned cash requirements and expenditures; competitive factors; Agios’ ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing; Agios’ ability to maintain key collaborations, such as its agreement with Celgene; and general economic and market conditions. These and other risks are described in greater detail under the caption “Risk Factors” included in Agios’ Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, and other filings that Agios may make with the Securities and Exchange Commission in the future.

Any forward-looking statements contained in this presentation or in remarks made during this presentation speak only as of the date hereof, and Agios expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or, except as required by law.

We Are Driven By a Clear Vision and Values

VISION

Agios is passionately committed to the fundamental transformation of patients’ lives through scientific leadership in the field of cancer metabolism and rare genetic disorders of metabolism

3

Making a Difference for Patients & Building Long-Term Value

Vision Science

Team/Culture Execution

4

Building a Great Sustainable Biopharmaceutical Company

Commercial Capabilities Begin to Build

Research Platform Continues to Expand

AG-221/AG- AG-348 5th Agios

Agios Labs IDH Celgene 120 Proof of Proof of medicine

Open Discovery Partnership Concept Mechanism entering clinic;

200th employee

2009 2009 2010 2014 2014 2015

5

Agios 2015

Five clinical stage investigational medicines with possibility to help a large number of genetically identified patients

Two investigational medicines accelerating towards approval and commercialization

A robust and novel pre-clinical pipeline in both cancer and RGDs

A organization preparing for commercialization

A passion to help patients and follow great science

6

Key Updates

Advancing the IDHm inhibitors to market as quickly and broadly as possible

Design and initiation of AG-221 AML Phase 3 trial (IDHENTIFY)

Design of combination trial with “7 + 3”

Design of combination trial with azacitidine

Driving the PK activator program

5th Agios molecule entering clinical development (AG-519)

Expanding research

Preclinical data to support potential new indications for PK activators Metabolic vulnerabilities as emerging cancer focus area

7

What’s Possible: Our Science

Find the Source of the Problem and Correct It

Discovering novel unprecedented targets

Tackling tough chemistry with allosteric inhibitors and activators Requiring a predictive marker prior to development candidate selection Exploiting intersection of several key fields: metabolism, genomics, epigenetics and immunology Setting a high bar and rewarding answers

9

Find the Source of the Problem and Correct It

A Intensity units)

intensity 149.50 Peak (arbitrary

B m/z

A

146.50

signal C

11.50

time 14.00

2-

R132H HG

WT signal intensity

Day 28 Day 15 Day 0

10

Find the Source of the Problem and Correct It

2,3-DPG

ruvate

Glucose

AG-348

Patient A (R510Q/G511R)

Arm 1

300 mg q12hr

R

-

PK

by Optional

Screening Randomization Stratified genotype 3rd Arm

Arm 2

50	mg q12hr

L) Dosing period Placebo

m

g/

ATP m 200 15 mg q12hr

n (

i tion 60 mg q12hr

a 120 mg q24hr

100 120 mg q12hr

c hange entr

e c

lu t con 360 mg q12hr

o 700 mg q12hr

b s od 0

A lo Mean + SD

b

0 5 10 15 20

Time (day)

Phase 1 NHV, ASH 2014

11

What’s Possible: For Patients

What’s Possible for IDHm Patients

Next

Now

Relapsed/ Refractory AML

13

What’s Possible for IDHm Patients

Next

Frontline AML Combination trials Maintenance MDS

Other hematologic malignancies

14

What’s Possible for IDHm Patients

Goal

All IDHm patients screened and treated with an IDHm inhibitor for the entire course of their disease

15

Exploration of PK Activation in Other Hemolytic Anemias

Disease Molecular Lesion Red Cell Characteristics

Normal physiology None Biconcave

Pyruvate kinase deficiency PKR mutations Echinocyte

Sickle cell disease HbS mutation Sickled

Beta-globin loss of

Beta-thalassemia Microcytic

function

Mutations in spectrin,

Hereditary spherocytosis Spherocyte

ankyrin, protein 4.2

16

Novel First-in-Class Clinical Portfolio

Candidate	Indication	Early Stage Clinical Development	Late Stage Clinical Development	Primary Commercial Rights
AG-221 (IDH2m inhibitor)	R/R AML	Phase 3	Phase 3	Celgene; Agios U.S. Co-promotion and royalty
	R/R AML	Phase 1 Dose Escalation > Expansion	5th Cohort	
	Frontline AML	Phase 1b Combinations (Q4'15)		
	Frontline AML	Phase 1/2 Combinations (Q1'16)		
	MDS/Heme Malig	Phase 1 Expansion		
	Solid Tumors	Phase 1 Dose Escalation		
AG-120 (IDH1m inhibitor)	R/R AML	Phase 3 (1H'16)	Phase 3 (1H'16)	agios: U.S. Rights; Celgene: EX-U.S. Rights
	R/R AML	Dose Escalation	Expansion Cohort	
	MDS/Heme Malig	Phase 1 Expansion		
	Frontline AML	Phase 1b Combinations (Q4'15)		
	Frontline AML	Phase 1/2 Combinations (Q1'16)		
	Solid Tumors	Phase 1 Dose Escalation		
AG-881 (pan-IDHm inhibitor)	R/R AML	Phase 1 Dose Escalation		agios, Celgene: Joint Worldwide Collaboration
	Solid Tumors	Phase 1 Dose Escalation		
AG-348 (PK (R) Activator)	PK Deficiency	Phase 2 DRIVE PK	Phase 2 DRIVE PK	agios
AG-519 (PK (R) Activator)	PK Deficiency	Phase 1 (Q1 2016)		agios

Novel First-in-Class Research Portfolio

Target Validation Compound Optimization

Target C

Two Cancer Metabolism

Multiple Other Oncology Targets

Wave Rare Genetic

Metabolic Disorders Multiple RGD Targets

Multiple

Cancer Metabolism Oncology

Three Targets

Wave Rare Genetic Multiple RGD

Metabolic Disorders Targets

18

Today’s Agenda

Time Speaker

8:30—9:00 am Registration and breakfast

9:00—9:20 am Opening Remarks – What’s Possible at Agios (David Schenkein)

IDH Program

9:20—9:40am AG-221/AG-120 and Hematologic Malignancies (Courtney DiNardo—MD Anderson)

9:40—10:00am Clinical and Regulatory Overview (Chris Bowden)

10:00—10:45am IDH-Mutant Solid Tumor Background (Sam Agresta and Tim Cloughesy—UCLA)

10:45—10:55am Q&A and Break

PKR & Research Programs

10:55—11:10am What We Know About PK Deficiency (Ann Barbier)

11:10—11:25am PKD Clinical and Regulatory Overview (Chris Bowden)

11:25– 11:50am Research Update (Scott Biller)

11:50am—12:00pm Q&A

12:00pm—1:00pm Buffet lunch

19

What You’ll Come Away with Today

Confident that we are leading the way in the disruptive field of dysregulated metabolism Clear that we are building world class clinical development and commercial capabilities on the foundation of our innovative research expertise Enthusiastic in your commitment to help us build a great biopharmaceutical company Passionate in our common mission of changing the lives of patients and creating significant shareholder value

20

IDHm Inhibitors and Hematologic Malignancies

October 16, 2015 Courtney DiNardo, M.D.

University of Texas MD Anderson Cancer Center,

Houston, TX, USA

AML Is a Devastating Blood Cancer

Most common leukemia in adults Rapid growth of abnormal white blood cells interfere with normal blood cell production Few treatment options, with no improvements in decades 5-year survival rate is 20-25% Median age at diagnosis 68-72 years Many cannot tolerate standard of care chemotherapy or transplant

Relative survival by time & age of AML based on SEER.

Klepin, et al, JCO, 32, 2014

Siegel R, et. al. CA Cancer J Clin. 2012 Jan-Feb;62(1):10-29.

22

Few Advances in AML in Decades

Allogeneic ATRA for Daunorubicin

transplant t15;17+ APL 90 mg/m2

1970 1980 1990 2000 2010

“7+3” Ara-C

Induction Consolidation

Acute Promyelocytic Leukemia(APL)

All-trans retinoic acid (ATRA) induces terminal differentiation of APL cells, leading to cures when combined with other therapies

Thomas ED, N Engl J Med. 1979 Mayer, N Engl J Med. 1994, Fernandez H,N Engl J Med, 2009 Tallman M, N Engl J Med. 1997.

23

Treatment Options for Newly Diagnosed AML


AML
~18,860 patients
Fit for Intensive Treatment (IC)
~10-12K patients
7+3
CR
Consolidation CTX
Non-CR
2nd Induction
Transplant if Eligible
Unfit for IC
~5-7K Patients
• Vidaza
• HMA/LDAC*
• Supportive Care
• Clinical Trial
Factors Influencing Therapy Selection
• Performance Status
• Cytogenetics
• Molecular Analysis

CTX= Chemotherapy
HMA= Hypomethylating Agent
LDAC=Low dose Cytarabine

Thol F, Blood. 2015.

24

Limited Treatment Options for Relapsed/Refractory (R/R) AML

Intensive Salvage

Fit for Intensive

CTX

Treatment (IC) Transplant

Clinical Trial Factors Influencing Therapy Selection

R/R AML

Performance Status

Cytogenetics

HMA/LDAC* Molecular Analysis

Unfit for IC

Supportive Care

Clinical Trial

CTX = Chemotherapy HMA = Hypomethylating Agent LDAC = Low Dose Cytarabine

25

Limited Treatment Options for Relapsed/Refractory (R/R) AML

Factors Influencing

Therapy Selection

R/R AML

Performance Status

Cytogenetics

Molecular Analysis

CTX = Chemotherapy

HMA = Hypomethylating Agent LDAC = Low Dose Cytarabine

Thol F, Blood. 2015

26

Mutations in IDH Occur Frequently in AML and MDS

IDH1m and IDH2m occur frequently in AML and MDS and are associated with a poor prognosis 2-HG acts as a competitive inhibitor of á-KG, which includes DNA and histone modifying enzymes and prolyl hydroxylases involved in collagen metabolism and hypoxia control

AML MDS

Bone marrow Bone marrow

Incidence

(cases/year US) 18K 15K

Prevalence (US) 25K >60K

IDH1m frequency 6-10% 3%

IDH2m frequency 9-13% 3-6%

Treatment Options Chemotherapy Chemotherapy

Transplant Transplant

5-year overall survival 20-25% ~30%

Images: David S. Rosenthal, M.D

Multiple sources including market research SEER

27

IDH Mutations Lead to Unchecked Proliferation

Mutations in IDH1 and IDH2 confer neomorphic activity

Increased levels of 2-HG affect epigenetic control of the cell

Inhibiting mutant IDH1 and IDH2 promotes maturation

IDH Epigenetic

“Re-Wiring” Unchecked Cell Proliferation

Isocitrate mIDH 2HG CANCER

aKG

HSC Progenitor Progenitor

28

First-in-Class, Oral, Potent, Selective, Reversible Inhibitors

AG-221 is an inhibitor of mutant IDH2

Study AG-221 Design

Single-arm, open-label dose escalation and expansion

Participants

Patients with IDH2 mutation-positive hematologic malignancies, including R/R AML, MDS and untreated AML

Treatment

Single agent AG-221 once (QD) or twice (BID) daily in continuous 28-day cycles

Primary Assessment

Objective responses are assessed by investigators using International Working Group AML and MDS criteria.

AG-120 is an inhibitor of mutant IDH1

Study AG-120 Design

Single-arm, open-label dose escalation and expansion

Participants

Patients with IDH1 mutation-positive hematologic malignancies, including R/R AML, MDS and untreated AML

Treatment

Single agent AG-120 QD or BID daily in continuous 28-day cycles

Primary Assessment

Objective responses are assessed by investigators using International Working Group AML and MDS criteria.

29

Patients Are Heavily Pre-Treated in Both Studies

AG-221 Demographics

All patients R/R AML

N=177 n=124

Age in years, median 69 67

(range)(22–90)(22–90)

ECOG performance status, n

(%)

0 43 (24) 30 (24)

1	93 (53) 65 (52)
2	35 (20) 27 (22)

No. of prior regimens, median 2 2

(range)(0-11)(1-11)

Prior Transplant, n 21 16

% 12% 13%

AG-120 Demographics

All patients

N=57

Age in years, median (range) 68 (38–89)

ECOG performance status, n

0 14

1	31
2	12

No. of prior chemotherapy regimens, 2

median (range)(0–5)

Prior Transplant, n 12

% 21%

Abnormal cytogenetics at study entry,% 78%

Data Presented at EHA, 6/13/15

30

AG-221 and AG-120 Demonstrate Favorable Safety Profiles

AG-221 Safety Summary

Therapy has been well tolerated up to 450 mg QD

– MTD not reached

– Recommended dose for expansion is 100 mg PO QD

30-day all-cause mortality of 4.5%; 60-day, 11.3% Isolated increases in indirect bilirubin observed

AG-120 Safety Summary

Therapy has been well tolerated up to 800 mg QD

– MTD not reached

– Recommended dose for expansion is 500 mg PO QD

Two DLTs observed

– One grade 3 QT prolongation at 800 mg QD

– One grade 3 rash at 1200 mg QD

Grade 2-3 QT prolongation observed

Data Presented at EHA, 6/13/15

31

Traditional Response Criteria May Overlook Certain Aspects of Clinical Benefit

Modified IWG Absolute Neutrophil

Blasts Platelets

Criteria Count (ANC)

Marrow CR < 5% No recovery No recovery

CR < 5% > 100K >1,000

CRi/CRp <5% > 100K OR > 1,000

50% decrease

Partial Remission > 100K > 1,000

to 5-25%

Doesn’t meet PR

Stable Disease —

criteria

Cheson et al, J Clin Oncol 17:1244, 1999

32

AG-221 Single-Agent Response Rates of 30-50% in Phase 1

	R/R AML n=111	Untreated AML n=22	MDS n=14	Other n=10	Total N=157
CR, n (%)	20 **(18.0)**	3 **(13.6)**	2 **(14.3)**	1 **(10.0)**	26 **(16.6)**
CRp, n	1	—	1	1	3
PR, n	16	2	—	—	18
mCR, n	8	1	4	1	14
CRi, n	1	1	—	—	2
SD, n	49	7	4	7	67
PD, n	7	5	2	—	14
NE, n	9	3	1	—	13
ORR, n (%)	46 **(41.4)**	7 **(31.8)**	7 **(50.0)**	3 **(30.0)**	63 **(40.1)**

Data Presented at EHA, 6/13/15

33

Similar Magnitude of Response for AG-120

Cohorts 1 + 2 Cohort 3 Cohort 4 Cohort 5 Total

?300 mg/day 500 mg QD 800 mg QD 1200 mg QD N=52

n=8 n=22 n=15 n=7

CR, n 2 3 1 2 8

CRp, n — — — 1 1

PR, n — 1 3 — 4

Marrow CR, n — 3 — — 3

SD, n 5 13 7 2 27

PD, n 1 2 4 1 8

NE, n — — — 1 1

ORR, n(%) 2/8 (25) 7/22 (32) 4/15 (27) 3/7 (43) 16/52 (31)

Data Presented at EHA, 6/13/15

34

IDHm Inhibitor Response Fundamentally Different from Chemotherapy

D15 Marrow

Conventional Chemotherapy

Maturation of Biopsy post

mutated cells in conventional

response to chemotherapy

IDHm treatment shows an empty

through the first marrow

cycle

Image: Min Xu M.D.

Data Presented at AACR, 4/2014

35

Durable Responses Associated with Both AG-221 and AG-120

AG-221

Treatment duration: 3-month = 88.0% 6-month = 76.1% Median = Not estimable

AG-120

Treatment duration:

3-month = 79.1%

6-month = 50.2%

Data Presented at EHA, 6/13/15

36

Rethinking Clinical Benefit for IDHm Inhibitors in AML

Patient with Partial Response Shows Recovery of Platelet and Neutrophil Counts

Response to AG-221 appears to be fundamentally different compared to cytotoxic chemotherapy

Partial responses convert to complete remission and/or remain as best response over time

Screening 44% Blasts Cycle 2, Day 1 12% Blasts

Hgb Platelets ANC Hgb Platelets ANC

10.9	29 0.1 11.2 106 1.3

Data Presented at ASH 2014

37

Rethinking Clinical Benefit for IDHm Inhibitors in AML

Patients with Stable Disease Staying on Treatment Up to 10+ Months

AG-221

AG-120

Data Presented at EHA, 6/13/15

Treatment duration estimated using Kaplan-Meier method

38

Rethinking Clinical Benefit for IDHm Inhibitors in AML

Potential Benefit Associated with Stable Disease for a Patient Treated with AG-221

Day 1 AG-221 Platelets

Normal

Range

Day 1 AG-221 Absolute Neutrophil Count

Normal

Range

Blast count remains elevated with recovery of platelets and neutrophils for 4+ months of stable disease

Data from Clinical Investigator on AG-221 Study

39

Hematologic Recovery in Patient with High Risk Myelodysplastic Syndromes (MDS)

Improvement in hematologic parameters and platelet count on AG-221

Hematologic Parameters

9

8
7
6
5

Counts 4

3
2
1

0

Day Day Day Day Day Day Day Day Day Day Day Day Day Day Day Day

-4 1 4 11 18 25 32 46 62 75 92 120 148 175 204 232

WBC 1.1 1.6 1.8 2.2 4.5 3.5 2.5 1.9 1.8 3.4 4.7 8.2 4.2 5.9 5.7 4

Neutrophils 0.18 0.72 0.81 1.06 2.87 2.26 1.55 0.97 0.61 2.05 3.12 6.4 2.74 4.38 3.84 2.41

Hematocrit 29.2 33.1 33.3 33.4 35.6 37.5 36.8 36.4 39.1 38.9 40.4 40 39.7 40.9 40.1 44.5

Platelets

500

450

400

350

300

Counts 250

200

150

100

50

0

Day Day Day Day Day Day Day Day Day Day Day Day Day Day Day Day

-4 1 4 11 18 25 32 46 62 75 92 120 148 175 204 232

Platelet 52 46 51 81 116 173 197 207 274 286 324 375 437 327 322 334

Data from Clinical Investigator on AG-221 Study

40

Key Takeaways

IDHm inhibitors work by a unique mechanism entirely different from conventional chemotherapy Treatment with oral drugs AG-221 and AG-120 is well-tolerated AG-221 and AG-120 show clear activity as single agents

– Durable complete remissions

– Durable non-CR responses

– Prolonged stable disease

IDHm targeted differentiation treatment has demonstrated clinical benefit in AML

Phase 1 studies

41

Bringing AG-221 and AG-120 To Patients

Clinical and Regulatory Overview

October 16, 2015 Chris Bowden, M.D.

Chief Medical Officer

Phase 1 Program Rapidly Defined Single-Agent Profile for IDHm Inhibitors in R/R AML

Phase 1 expansion cohorts designed to demonstrate compelling clinical benefit with registration quality data

IDH1m R/R AML → AG-120 AML Expansion Cohort N~125

IDH2m R/R AML → AG-221 AML Expansion Cohort N~125

Efficacy

- Complete Remissions
- Partial Remissions

Safety

- Adverse Events
- Discontinuations

Healthcare Utilization

- Transfusions
- Infections

Our goal is to make AG-221 and AG-120 available as quickly as possible

2

Development Program Targets Multiple Lines of Treatment

from R/R to Frontline AML

Relapsed Newly Diagnosed (Untreated)

2nd+ Relapse Intensive Non-Intensive

Phase 1? 2 Phase 1 Phase 1 IDHm+ VIDAZA® AG-221 Expansion IDHm+ Induction (7+3) +

+ AG-221 or AG-120

AG-221 or AG-120 Ongoing Phase 1

Planned

AG-120 Expansion

Phase 3 AG-221 vs SOC

Phase 3 for AG-120 also planned for 1H16

3

“IDHENTIFY” Trial

A Phase 3, multicenter, open-label, randomized study comparing the efficacy and safety of AG-221 (CC-90007) vs. conventional care regimens in older patients with late stage Acute Myeloid Leukemia harboring an IDH2 mutation

IDHENTIFY: Global Phase 3 Study to Evaluate the Efficacy of AG-221 in R/R AML

KEY INCLUSION
- **≥ 60 years**
- **IDH2+**
- **R/R AML after 2nd/3rd line**

STRATIFIED BY
- Prior intensive therapy
- Prior refractory
- Prior HSCT

1:1 Randomization

AG-221/CC-90007
- Starting 100 mg QD
- AG-221 + BSC
- 28 day cycles

COMPARATOR
- Best Supportive Care (BSC)
- VIDAZA® + BSC
- Low dose Ara-C + BSC
- Intermediate Dose Ara -C + BSC

1° ENDPOINT
- OS

KEY 2° ENDPOINTS
- EFS
- ORR
- Duration of response
- 1-yr survival
- CR rate
- Safety

- **280 patients**
- **No crossover**

5

IDHENTIFY Is a Global Phase 3 Study

U.K. German y Russia Canada Belgium Denmark

France Austria

South Korea ~130 sites will

U.S. Spain Italy

participate

Brazil

Australia

6

What’s Possible for IDHm Patients

A Roadmap for Speed and Breadth

All IDHm patients screened and Goal treated with an IDHm inhibitor for the entire course of their disease

Next

Frontline AML Combination trials Now Maintenance MDS

Other hematologic malignancies

Relapsed/ Refractory AML

Frontline Therapy: Novel Clinical Development Strategies

Phase 1 Eligible for Intensive 7+3 *

Newly +

Chemotherapy

Diagnosed AG-221 or AG-120

Potential

AML

Registration

IDH1m+

Trials

or Phase 1/2 Not Eligible for

IDH2m+

Intensive VIDAZA®

+ Chemotherapy

AG-221 or AG-120

8	*7+3-Ara-C (Days 1-7), Daunorubicin or Idarubicin (D1-3)

Intensive Eligible Patients: Adding IDHm Inhibitors to Standard

of Care

IDH1m (N~45)

AG-120 AG-120

+ + AG-120 (7+3) Ara-C*

Newly Phase 1 Trial Objectives:

Diagnosed AML

MAINTENANCE Safety IDHm INDUCTION CONSOLIDATION

(1 year) PK

Eligible for 7+3 PD

IDH2m (N~45) Preliminary efficacy

Not Eligible for

AG-221 Intensive AG-221

Chemotherapy

+ + AG-221 (7+3) Ara-C*

9 *Ara-C or Mitoxantrone/Etoposide

Non-Intensive Patients: Adding IDHm Inhibitors to Standard of

Care

PHASE 1 RANDOMIZED PHASE 2

Establish Safety for Compare Efficacy of Combination combinations versus VIDAZA® Newly VIDAZA®

Diagnosed IDH1m

AML AG120 + VIDAZA® IDH1m+

IDHm VIDAZA® +AG-120

Not Eligible

VIDAZA® for 7+3 IDH2m

AG-221+VIDAZA® IDH2m+

VIDAZA® +AG-221

Primary endpoint is ORR

10 Efficient transition to Phase 2

MDS Is a New Development Horizon

Clinical development strategies for MDS are being evaluated

VIDAZA® one of few approved agents

High-risk MDS after failure of hypomethylating agent remains an area of high unmet medical need

Also potential in low-risk population (role for oral drug)

11 Image: David S. Rosenthal, M.D.

What’s Next at ASH

Seven abstracts accepted (four for AG-221 and AG-120)

New data from dose escalation and expansion cohorts

New molecular data

12

Key Takeaways

R/R AML expansion cohorts in full operational mode

Broadening AML clinical development program into frontline

Novel trial design goals

– Bringing IDH1m and IDH2m patients into the same protocol

– Efficiently transition from Phase 1 to Phase 2

IDHm inhibitors have the potential for a paradigm shift in the treatment of AML

13

IDH Development in Solid Tumors

October 16, 2015 Sam Agresta, M.D., Agios

Tim Cloughesy, M.D., UCLA

Key Takeaways for Solid Tumors

Significant opportunity to develop targeted therapies across IDHm solid tumors

Uncharted development area with new biology and potential for differentiation treatment approach

High prevalence IDHm solid tumors are difficult-to-treat diseases with surgery as the only effective treatment

Three Phase 1 studies ongoing: AG-120, AG-221 and AG-881

– First AG-120 data to be presented in November at AACR-NCI-EORTC

Changing the Natural History of IDHm Solid Tumors

Our vision is to develop a foundational therapy used through multiple stages of any IDHm tumor where POC is established

Post-resection to prevent Adjuvant recurrence ? potential cure

Relapsed/Refractory

Setting

Suppress driver mutation as Frontline monotherapy or in combination with other agents ? improve survival

3

Understanding the Role of Differentiation Therapy in Solid Tumors

Differentiation Restored Epigenetic

Inhibitor “Re-Wiring”

IDH

Isocitrate mIDH 2HG Normal Cell Death / Homeostasis

Differentiation aKG

HSC Progenitor Mature Cell

4

Goal is to Explore IDH Mutations AG-120 and AG-221 in IDHm occur across multiple solid tumor indications Solid Tumors

Intrahepatic

Glioma Chondrosarcoma

Cholangiocarcinoma (IHCC)

Low grade and 2ary GBM Bile ducts Cartilage

Incidence

5K 2K – 4K 700-1000

(cases/year U.S.)

Prevalence (U.S.) 24K 5K — IDH1m frequency 68-74% 11-24% 40-52% IDH2m frequency 3-5% 2-6% 6-11% Surgery, XRT Surgery, Chemotherapy Surgery, XRT Treatment options Chemotherapy Liver transplantation Chemotherapy 5-year O/S ~32– 68%* ~9% ~10-90%

Other solid tumor types include colon, melanoma, lung, ovarian.

Multiple sources, including market research and SEER. Estimates will continue to evolve with additional future data

5	*excludes primary GBM

Glioma

Tim Cloughesy M.D., UCLA

Glioma Is a Devastating CNS Neoplasm

Patient with an IDH1m right temporal lobe low-grade glioma (LGG)

34 year old 37 years old 39 years old 41 years old Treated with surgery followed by radiation Stable disease, observation Progressive disease. Attempts to control disease with multiple chemotherapies 2015 1 month before death

Glioma: Primary CNS Neoplasms


Glioma

- Multiple neuroglial cells (eg., astrocytes, oligodendrocytes)
- Varying degrees of tumor aggressiveness
  - Slower growing: LGG are WHO Grades 1 and 2
  - Rapidly progressive: High-grade glioma (HGG) are WHO Grades 3 and 4
- About 23,000 cases of expected in U.S. (2015)


Medulloblastoma
Neuron
Neuronal progenitor
Oligodendroglioma
Common progenitor
Oligodendrocyte progenitor
Oligodendrocyte
Glioblastoma
Glial progenitor
Astrocyte progenitor
Astrocyte
Astrocytoma
Nature Reviews | Cancer

- Common symptoms include memory disturbance, sensory impairment, neurologic deficits and seizures
- Long-term prognosis is poor: 5-year survival rate of 33%
- Median survival:12–15 months for glioblastoma and 2-5 years for anaplastic glioma

Source: UpToDate; *Nature Reviews Cancer* **10**, 319-331 (May 2010) ; Cancer Manag Res. 2014 Mar 24;6:149-70

Top Graphic © Mayo Foundation for Medical Education and Research. All rights reserved.

8

IDHm Glioma Is a Distinct Disease

Discovered in GBM samples in 2008

Different genetic/ epigenetic profile as compared to IDH wild type

The Cancer Genome Atlas Research Network. N Engl J Med 2015;372:2481-2498

9

IDHm Is Common in Low-Grade (II and III) Glioma

IDH1m highly prevalent:

– 5% primary GBM

– 83% secondary GBM

– 60-80% of low-grade diffuse glioma

– IDH2m are uncommon

Yan et al. N Engl J Med. (2009) 360(8): 765–773.

10

IDH1m GBMs Have Distinct MRI Appearance and Pathology

Conventional imaging and interpretation of pathology is

different for IDHm CNS disease

11 Lai et al. J Clin Oncol (2011) 29:4482-4490

Non-Invasive in vivo Detection of 2-HG by MR Spectroscopy

MR Spectroscopy may serve as an adjunct to conventional imaging modalities to understand response in IDHm glioma

12 Andronesi et al., Sci Transl Med (2012);4:116 Pope et al. J Neurooncol (2012) 107:197–205

IDHm Positive Glioma Manifests in Younger Patients with

Longer Survival

Lai et al. J Clin Oncol (2011) 29:4482-4490

13

Radiation and Chemotherapy Prolong Survival but with High Morbidity and Functional Decline

Patient with a IDH1m right frontal lobe Anaplastic Astrocytoma

45 year old (2003) 46 years old 50 year old 57 years old (2015)

Surgical Resection Is Mainstay of Treatment Followed by Radiation and/or Chemotherapy

Treatment Algorithm for Glioma Newly diagnosed

– Surgical intervention

– Treatment post-surgery depends on grade

Observation alone

Chemotherapy

Radiation (RT)

Chemotherapy plus RT

Limited effective treatment options for progressive disease

15 Nat Rev Neurol. 2013 Mar;9(3):141-51.

Key Takeaways: Glioma

IDHm glioma is a distinct disease where IDHm is an early event ? potential driver

Conventional imaging modalities are inadequate to assess treatment activity

Surgery is the mainstay of treatment for LGG

– Chemotherapy plus radiation for HGG

Limited treatment options for recurrent/progressive disease

IDHm inhibitors should be fully explored as potential new therapeutic option

16

Chondrosarcoma

October 16, 2015

Sam Agresta, M.D.

17

Chondrosarcoma (CS) Is a Rare and Potentially Deadly Disease

Central CS Peripheral CS

Heterogeneous group of cancers that arise from cartilage in the bone and joint

3rd most common type of bone cancer

– 700-1000 diagnosed per year in the U.S.

IDH1/2 mutations occur in 40-50%

of central chondrosarcomas radiopaedia.org rohan.sdsu.edu

Prognosis: Based on disease burden

– Curative potential with surgery, local disease

– Low 5-year survival for metastatic disease

18 http://www.nature.com/nrc/journal/v10/n7/images/nrc2869-f2.jpg

IDHm Occur Early in the Transformation Process

Proposed multistep genetic model for central

chondrosarcoma development and candidates for targeted

treatment

IDH 1/2

mutations Chondrosarcoma

19 Amary MF. Nature Genetics, 2011 Modified Bovée J,. Lancet Oncology 2006.

Surgery Is Only Curative Option for Chondrosarcoma

Surgery is the mainstay of treatment

– Complete surgical resection curative, but not possible in advanced disease

Radiation is not effective

Chemotherapy is of limited benefit

– Primarily used in neoadjuvant setting to convert nonresectable to resectable

Treatment for metastatic disease is mainly palliative

20

1st graph: Italiano A, Annals of Oncology 2013; 2nd graph: Wagner 2013 CTOS Presentation

Chondrosarcoma Typically Metastasizes to the Lungs

Surgery and radiation are palliative

Clinical trials preferred option

Chemotherapy resistant

– Single agent ifosphamide or methotrexate, or doxorubicin plus cisplatin are used

No therapies have demonstrated efficacy

21 Source: Emori et al. World Journal of Surgical Oncology 2011, 9:50 http://www.wjso.com/content/9/1/50 (16 May 2011)

Conventional Response Assessments Are Inadequate for

Chondrosarcoma

Residual calcification after chemotherapy poses challenges to conventional response assessment

22 Source: radiopaedia.org

Intrahepatic Cholangiocarcinoma

October 16, 2015

Sam Agresta, M.D.

23

Cholangiocarcinoma Is a Rare Cancer of the Bile Duct and Liver

2,000-4,000 new cases per year (U.S.)

50% of cases occur within the liver (intrahepatic cholangiocarcinoma, IHCC)

– Prognosis: Worse for IHCC than other biliary tract tumors

– Incidence of IHCC is increasing due to cirrhosis, alcoholic liver disease and hepatitis C

Typically presents with advanced disease

– Pain, weight loss, fever, elevated liver enzymes

Poor 5-year survival

– 15-30% for local disease

– 2% for metastatic disease

24

IDH Mutations Are Common in IHCC

IDH1/2 mutations present in approximately 25% of IHCCs

– Not present in extrahepatic CC or gallbladder cancers

– Majority of mutations are IDH1

IDH mutations do not affect prognosis

Zhu A, Oncologist, 2015

25

Options for Metastatic Cholangiocarcinoma Are Limited

Gemcitabine-Based Regimens

Surgery possibility curative, if not metastatic

– IHCC has the lowest resectability rates (due to late presentation)

– Five-year OS post-resection: 14-40%

– Majority of patients recur despite complete resection

Cisplatin plus gemcitabine standard of care for newly diagnosed metastatic disease

26

Randomized, Frontline Phase 2 study including 86 patients comparing cisplatin plus gemcitabine with gemcitabine alone in patients with previously untreated locally advanced or metastatic biliary tract cancer

Valle J. N Engl J Med. 2010.

Key Takeaways: Chondrosarcoma & IHCC

Current treatments are inadequate

Surgery is the only chance for cure for localized disease

Surgery, radiation and chemotherapy are palliative for metastatic disease

IDHm commonly occurs in these diseases

IDHm inhibitors should be fully explored as potential new therapeutic option

27

AG-120: Current Development Status in Advanced Solid Tumors

Phase 1 All IDH1m

Advanced hematologic malignancies

Advanced solid

tumors

IHCC

Chondrosarcoma

Glioma

Other advanced solid tumors

Phase 1 dose escalation study in advanced solid tumors

Study initiated in March 2014

First data expected at AACR-NCI-EORTC

Assess clinical activity, safety and tolerability of AG-120 as single agent

Administered orally in 28-day cycles

Assess 2-HG levels, differentiation & efficacy

28

AG-881: Brain Penetrant, Pan-IDHm Inhibitor

Now in Clinical Development, Two Phase 1 Studies Initiated

Phase 1

IDH1m or IDH2m

Advanced solid tumors

Advanced hematologic malignancies

Study initiated in June 2015

Assess safety, tolerability and clinical activity of AG-881 as a single agent

Administered orally in 28-day cycles

Assess 2-HG levels, differentiation & efficacy

Study initiated in August 2015

IDH1m or IDH2m patients whose cancer progressed on prior IDHm inhibitor therapy eligible

Purpose and dosing schedule same as above

29

Potential for IDHm Inhibitors in Solid Tumors

Committed to IDH exploring mutations both IDHm found in blood inhibition and solid cancer, in solid tumors No precedent clinical for development solid tumor programs differentiation and timelines are therapy exists

Different today

Realizing the full potential of targeting IDH mutations

LGG, IHCC is and a long-te chondrosarcoma m proposition have poor treatment options and limited drug development precedent Initial dose-escalation AG-120 data across multiple solid tumors to be presented at AACR-NCI-EORTC (Nov. 5-9)

30

What We Know About PK Deficiency

October 16, 2015 Ann Barbier, M.D., Ph.D.

VP, Clinical Development, Rare Genetic Diseases

Little Support for Patients and Caregivers

No formal, organized PK deficiency patient advocacy group to date

– Informal network of patients and caregivers are engaged online and via social media

Agios is organizing U.S. and EU patient ad boards for direct engagement and opportunity to listen/understand

If I say I’m tired, people think I need more sleep. . .I have fatigue so intense that it wakes me up at night.

How do you get someone to understand that?!

Think of a day when you are sick with a cold. That is me on my best day.

2

Pyruvate Kinase (PK) Deficiency: What We Know Today

Disease Overview	
Description	• Rare genetic disease often presenting at birth as neonatal jaundice • ~2400 diagnosed in US and EU5*
Etiology	• Caused by mutations in PK-LR gene coding for Erythrocyte Pyruvate Kinase
Clinical Presentation	• Lifelong hemolytic anemia and associated morbidities
Diagnosis	• PKR enzyme activity and genetic testing

* Based on genetic data and diagnosis rate

Disease Pathophysiology	
Red Blood Cell	**Blood Smear**
Normal	
PK Deficiency	

3

Source: Zanella. Blood Rev. 2007; 21(4):217;, Blood and Bone Marrow Pathology; Wintrobe's Clinical Hematology; Physician Interviews; Market Research.

Red Blood Cells Are Dependent on Glycolysis for ATP Generation

Normal Red Cell PK Deficient Red Cell

PKR is a crucial step in the maintenance of red blood cell energy levels PKR mutations lead to low pyruvate kinase activity and ATP levels Low ATP levels result in decreased red cell life span, hemolysis and anemia

PKR ATP

Glucose

4

PK Deficiency Is a Severe, Inherited Disease

Autosomal recessive inheritance

– Most affected individuals are compound heterozygous for two different mutant alleles

– More than 200 different causative mutations have been identified

– AG-348 activates a wide variety of mutant PKR enzymes

Still understanding link between mutation and disease severity

Autosomal recessive Inheritance carrier father mother unaffected child

Source: Grace, 2015

5

Disease Progression from Infants to Adults Showcases Lifetime of Burden

Infants Toddlers, Children Adults

Jaundice, severe anemia, exchange transfusions

Splenectomy, increased infection risk, antibiotic prophylaxis

Iron overload leading to liver cirrhosis, cardiac and endocrine issues

6

Hemoglobin Is a Key Parameter Measuring Severity of Anemia in a Variety of Diseases

g/dL

Healthy range (male) 13-17 Healthy range (female) 12-15

Anemia of chronic disease 9.5-10.5

Paroxysmal nocturnal

5.8-10.1 hemoglobinuria Thalassemia intermedia 7-10 Thalassemia major < 7 PK deficiency Mild >10 Moderate ~8-10 Severe ~6-8

7

Current Therapies are Supportive Only

Lifelong Splenectomy Antibiotics

Cholecystectomy Folic Acid

Phototherapy Transfusion

Bone Iron Marrow Chelation Transplant

8

Natural History Study Designed to Inform Development

Key objectives:

Understanding the disease, including range of symptoms and complications:

– Transfusion burden

– Patient reported outcome measures

– Incidence and timing of splenectomy

– Prevalence and treatment of iron overload

– Prevalence of co-morbidities

Identifying patients and treatment centers

Capturing retrospective/prospective clinical data, QoL measures and genetic diagnostic information

9

Natural History Study Enrolling Patients at Treatment Centers Globally

Up to 250 participants of any age will be followed for at least two years As of September 2015: 189 patients in 27 sites

10

PK Deficiency is a Serious Disease with Varied, Frequent Complications

Baseline and retrospective data from 75 NHS patients Source : R. Grace, poster EHA 2015

Complications in PK Deficiency n=75

Gallstones and cholecystectomy frequent

Aplastic crises and thrombosis are rare, but potentially serious

% 80 60 40 20 0

splenectomy gallatones cholecystectomy aplastic crisis extramedullary hematopoiesis thrombosis chelation

11

Iron Overload Common in PK Deficiency Patients Across Severity Groups

Source : R. Grace, poster EHA 2015

Splenectomized

Upper Limit of Normal (~300 mcg/L)

12

Iron Overload Impacts Mortality

Symptoms of iron overload

Cardiac arrhythmias and cardiomyopathy Liver cirrhosis Testicular atrophy Diabetes Hepatomegaly Arthritis Bronze skin Memory loss Vertigo

Liver Pathology Normal vs. Iron Deposits

Normal Liver

Iron Deposition in the Liver

13

Takeaways for PK Deficiency

Key Learnings to Date

PK deficiency is a severe, rare hemolytic anemia Clinical spectrum ranges from mild to life-limiting Emerging picture of disease severity Current treatments are

Of limited efficacy

Often burdensome

Supportive only

Next data from the natural history study to be presented at ASH PK activation has the potential to be the first disease-altering therapy

Key Questions for the Future

What predicts severity? What is the long-term natural history of the disease? What insights can we get into the patient population?

What are the key complications and their impact on patients and caregivers?

14

Driving Forward Our PKR Activators:

Clinical and Regulatory Overview

October 16, 2015 Chris Bowden, M.D. Chief Medical Officer

AG-348 Phase 1 Clinical Development in Healthy Volunteers

Completed Studies

Single Ascending Dose Multiple Ascending Dose

Objectives

Short-term safety Pharmacokinetics Pharmacodynamics Proof of mechanism

Healthy volunteer studies provide important guidance for longer trials in people with PK deficiency

2

Multiple Ascending Dose Study Design

MAD: Establish the safety and tolerability and PD effects of AG-348

Randomized, double-blind, placebo controlled Healthy men and postmenopausal study with 14 days of continuous dosing women (age 18–60 years)

In-patient period

Dosing

Day: –1 1 8 14 19 22 29 Final follow-up Multiple sample collections for PK/PD evaluation up to 120 hr after last dose

n=8 per cohort Single ascending dose AG-348 ? n=6 safety data informed dose Placebo ? n=2 selection for the MAD

PK/PD = pharmacokinetic/pharmacodynamic

q12hr = twice daily q24hr = once daily

NCT02149966

15 mg q12hr

60 mg q12hr

120 mg q24hr

700 mg q12hr

360 mg q12hr

120 mg q12hr

3

AG-348 Well Tolerated Across a Range of Dose Levels

14 day safety data provide a range of doses for consideration in patient studies

Drug-related events were Grade 1 and 2; one Grade 3 event at 700mg q12h (increased LFTs – DLT)

Placebo 15–360 mg q12hr 700 mg q12hr AE, n (%) n=12 n=30 n=6

Any AE 4 (33) 10 (33) 6 (100) Most common treatment-related

AEs (?2 subjects):

Nausea — — 5 (83) Headache 1 (8) 1 (3) 4 (67) Vomiting 1 (8) — 3 (50) Feeling hot 1 (8) — 3 (50) Decreased appetite — 2 (7) 1 (17) Restlessness — — 3 (50) Fatigue — — 2 (33) Dizziness 1 (8) — 2 (33) Hyperhidrosis 1 (8) — 2 (33) Drug eruption — 2 (7) — Abdominal discomfort 2 (17) — —

AEs were graded using National Cancer Institute Common Terminology Criteria, version 4.03

4 Data Presented at EHA, 6/13/15

Hormone Changes Seen with MAD Study: Reversible Aromatase Inhibition

Mean levels of serum estradiol and free testosterone in male subjects

Changes in serum androgens and estrogens were observed Most changes remained within normal reference ranges for age and sex Levels recovered to baseline Endocrine/physiologic significance to be evaluated in Phase 2 study

Placebo 15 mg q12hr 60 mg q12hr 120 mg q24hr 120 mg q12hr 360 mg q12hr 700 mg q12hr

Normal Range

5 Data Presented at EHA, 6/13/15

AG-348 Increases ATP Levels Across a Range of Doses



Restored Red Blood Cell
2,3-DPG
Pyruvate
Glucose
ATP
AG-348



Dosing period
Absolute change in ATP blood concentration (µg/mL)
200
100
0
0
5
10
15
20
Time (day)
Placebo
Placebo
15 mg q12hr
60 mg q12hr
120 mg q24hr
120 mg q12hr
360 mg q12hr
700 mg q12hr
Mean + SD

- A ~50% increase of ATP from baseline was observed with >60 mg AG-348 q12hr
- Levels remained elevated through 120hr after the final dose

6

Day 0 = Baseline value. Day 14 is the final day of dosing

Data Presented at EHA, 6/13/15

AG-348 Clinical Development: Phase 2 DRIVE PK

Study

Single Ascending Dose

DRIVE PK Multiple Ascending Dose

Completed AG-348 Ongoing Study of AG-348 in Healthy Volunteers Studies Transfusion Independent Adults with PK Deficiency

Go

Objectives: Objectives:

? Short-term safety • Safety – chronic dosing ? Pharmacokinetics • Efficacy ? Pharmacodynamics • Pharmacokinetics

Pharmacodynamics

DRIVE PK aims to provide clinical proof of concept and gate the next stages of development in younger patients

7

Global Phase 2 DRIVE PK Study Open and

Enrolling

Transfusion-independent PK-deficient adults n=25 in each arm

Arm 1 300 mg q12hr

genotype R

PK—Optional 3rd by Arm Screening Randomization Stratified Arm 2 50 mg q12hr

Global Phase 2 DRIVE PK Study Open and

Enrolling

Transfusion-independent PK-deficient adults n=25 in each arm

Arm 1 300 mg q12hr

genotype

R 6-month

- Optional 3rd

PK dosing by Arm period Screening Randomization Stratified Arm 2 50 mg q12hr

Primary endpoints:

Safety and tolerability

Secondary endpoints:

PK of AG-348

PD response: ATP, 2,3-DPG

Indicators of clinical activity: hemoglobin, hematocrit, reticulocyte count, and other hematologic parameters.

9

Follow-on PKR Activator AG-519

AG-519 is a potent, highly selective and orally bioavailable PKR activator Differentiated chemical structure versus AG-348 No activity against the aromatase enzyme AG-519 has similar activity in vitro, in vivo and ex vivo (patient samples) relative to AG-348 Clinical studies planned to initiate in 1Q 2016

10

AG-519 Healthy Volunteer Study to Open in 1Q 2016

One protocol, two steps, healthy volunteers

Step 1: SD (single dose) – MD (multiple dose)

Step 2: Bioavailability with food effect

Step 1: Integrated SD-MD

4 dose-ascending cohorts:

Step 2 : Bioavailability

8 subjects per cohort (n=32)

and Food Effect Study

Placebo controlled (6A, 2 P)

11

AG-519 Provides Optionality for Clinical Development

AG-348 Healthy AG-348 DRIVE PK

Efficacy

Volunteer Studies PK Deficiency Pivotal Trials: (Completed) (Ongoing)

Safety

Adults

AG-519 Healthy PK • Adolescents Volunteer Studies • Children (Q1 2016) PD

Clinical data from AG-519 and AG-348 trials will determine late stage development path

12

Takeaways: PK Deficiency Clinical Development

Key Learnings to Date

AG-348 activates PKR in humans

AG-348 set the path for DRIVE PK, which is on track and enrolling

AG-519 increases flexibility in the clinic with multiple assets with the potential to target multiple indications

Key Questions for the Future

How is long-term activation of PKR tolerated?

How do PKR mutations impact efficacy?

What are the effects of PKR activation on other measures of clinical benefit?

Iron deposition

Hemolysis

What are the best approaches to capture outcomes most important to patients?

13

Agios Discovery Strategies

October 16, 2015

Scott A. Biller, Ph.D.

Chief Scientific Officer

Leveraging Our Scientific Competencies: “The Engine” 2

Agios Core Capabilities

“Disruptive Science”

Cancer Metabolism

Untapped target space

Precision medicine strategy

Genetic- or metabolic-biomarkers for patient selection

Rare Genetic Metabolic Disorders

Clear causation by defined genetic lesions

Novel small molecule approach to correct the underlying dysfunction

Five first-in-class investigational medicines with deep pipeline

What You’ll Hear Today 3

New therapeutic opportunities for PK activators in other hemolytic anemias

A precision medicine strategy catalyzes progress in our oncology portfolio

Potential for extending of our platform to other therapeutic opportunities

What’s Possible for PK Activators 4

PK Deficient Red Cell

Glucose

mPKR

PK-Deficient Red Blood Cell

+ AG-348

Glucose

mPKR + AG-348

ATP

Red cells require high energy demand to maintain membrane integrity throughout their 120 day life cycle

Low ATP ? fragile cell membranes ? hemolysis

Agios PKR activators increase ATP in WT red blood cells, providing opportunities in other hemolytic anemias

What’s Possible for PK Activators 5

Erythrocytes must undergo severe changes in membrane structure, a process that requires adequate ATP supply

Erythrocyte

Passage through the spleen

Shear stress

ATP is required to maintain membrane integrity and the biconcave shape

No stimulus ATP depletion ATP depletion ATP restoration (-nucleotides) (-glucose) (+glucose)

Image source: Mohandas and Gallagher, Blood, 2008 Diffraction phase microscopy from Park et al., PNAS, 2010

Molecular Lesions in Red Cell Proteins Cause Hemolytic Anemia in Broad Range of Disorders 6

Disease Molecular Lesion Red Cell Characteristics

Normal physiology None Biconcave Pyruvate kinase deficiency PKR mutations Echinocytic Sickle cell disease HbS mutation Sickled

Beta-globin loss of

Beta-thalassemia Microcytic function

Mutations in spectrin,

Hereditary spherocytosis Spherocytic ankyrin, protein 4.2

Disruptions to Red Cell Membrane Can Result in Greater ATP Demand to Maintain Cell Fitness 7

Normal Red Cell

PEP

wtPKR

Pyruvate

Cellular demand:

ATP production meets demand

Pyruvate Kinase Deficiency

PEP

mPKR

Pyruvate

Cellular demand:

Inadequate production: ATP Deficiency

PKR activators in PK deficiency: Activation of mutant PKR to increase ATP and improve red cell fitness, thereby ameliorating hemolytic anemia.

Disruptions to Red Cell Membrane Can Result in Greater ATP Demand to Maintain Cell Fitness 8

Normal Red Cell

PEP

wtPKR

Pyruvate

Cellular demand:

ATP production meets demand

Other Hemolytic Anemias

PEP

wtPKR

Pyruvate

Cellular demand:

Increased demand: ATP Deficiency

PKR activators in other hemolytic anemias: Activation of WT PKR increases

ATP and may enhance red cell fitness by improving membrane integrity

AG-348 Improves Red Cell Parameters in a Beta-thalassemia Mouse Model 9

Hemoglobin

9.1 10.9

Hematocrit

34.0 29.5

Reticulocytes

260

150

ATP

84700

51233

AG-348 increases Hb by 1.8 g/dL and reduces reticulocyte count by 40% after 21 days of oral treatment in th3/+ beta-thalassemia mouse model

These effects are comparable to those found with other clinically effective agents in similar mouse models

Source: Lucia de Franceschi, University of Verona

Evolving Portfolio in Cancer Metabolism

High Bar for Novel Targets Leads to Higher Probability of Success 11

Requirements for oncology drug discovery programs:

Cancer dependency in vivo

The tumor cares

Patient selection strategy

Genetic and metabolic biomarkers

Robust chemical starting points

High confidence in druggability

Precision Medicine

Driving Precision Medicine Approaches in Cancer Metabolism 12

A precision medicine strategy increases the probability of success while maximizing patient benefit

EGFR WT NSCLC Patients

100 Ge?tinib (n=25)

(%) Placebo (n=24) ival 80 v sur HR 0·86 (95% CI 0·48–1·51) e 60 fr e

n—40 Gefitinib

i o ess Progr 20

Placebo

0

0256248 16 32 40 48 64 7 80 88 96 104 112

Number at risk

EGFR Mutant NSCLC Patients

A EGFR

100 Ge?tinib (n=15)

% ) Placebo (n=15)

( al 80 HR 0·17 (95% CI 0·07–0·42) ur viv

s 60 Gefitinib

fre e

- 40 gression 20

o Placebo

Pr

0

0256248 16 32 40 48 64 7 80 88 96 104 112

Number at risk

Our mutant IDH effort exemplifies Agios’ precision medicine strategy of targeting genetically defined metabolic vulnerabilities

Image source: Zhang, et al, Lancet Oncology, 2012

The Metabolome: Untapped Opportunity for Novel Precision Medicines 13

Combining the metabolome and the genome provides insight into metabolic vulnerabilities

? Mutations in metabolic genes or metabolic regulators ? Tumor specific isoforms ? Deletions in metabolic genes

? Lineage dependence

? Fusions of metabolic genes

The Metabolome: Untapped Opportunity for Novel Precision Medicines 14

Combining the metabolome and the genome provides insight into metabolic vulnerabilities

? Mutations in metabolic genes or metabolic regulators ? Tumor specific isoforms

? Deletions in metabolic genes

? Lineage dependence

? Fusions of metabolic genes

Identifying Opportunities to Drug Cancers with Deletions in Metabolic Genes 15

Metabolic genes are frequently deleted across the cancer genome, and occur across different tumor types

Deletions induce metabolic vulnerabilities that are specific to the tumor, and are not present in normal tissues ncer

Significance Statistical

Chromosome location Metabolic Gene

Metabolic genes frequently deleted in cancer include:

– Bona fide metabolic tumor suppressors genes

– ‘Passenger deletions’: metabolic genes adjacent to critical tumor suppressors

Requires deep understanding of metabolic pathways and their regulation

15 Image based on: Beroukhim, et al, Nature, 2010

Leveraging the Cancer Genome for Patient Selection: Metabolic Vulnerability Due to Gene Deletion 16

Normal Cell Genome

Tumor Metabolic Suppressor Gene A

Gene B

Leveraging the Cancer Genome for Patient Selection: Metabolic Vulnerability Due to Gene Deletion

Normal Cell Genome

Tumor Metabolic Suppressor Gene A

Gene B

Deletions in metabolic genes are common

Cancer Cell Genome

Tumor Metabolic Suppressor Gene A

Gene B

Genetic Selection Markers

17

Leveraging the Cancer Genome for Patient Selection: Metabolic Vulnerability Due to Gene Deletion

Normal Cell Genome

Tumor Metabolic Suppressor Gene A

Gene B

Deletions leads to metabolic vulnerabilities

Cancer Cell Genome

Affected Tumor Metabolic Metabolic Suppressor Gene A

Gene C Gene B

Drug Target Genetic Selection Markers

18

From the Genome to the Metabolome: Deleted Gene in Tumor Induces Metabolic Vulnerability

C A

From the Genome to the Metabolome: Deleted Gene in Tumor Induces Metabolic Vulnerability

C A C A

From the Genome to the Metabolome: Deleted Gene in Tumor Provides Patient Selection Marker

C A C A C A

Drug Target

Deleted gene in tumor:

1. Induces metabolic vulnerability

2. Provides patient selection marker

Absence of deletion in normal tissue provides therapeutic window

Metabolic Vulnerability Due to Deletion Creates Sensitivity to Inhibitors of Novel Target

Time Course for

Metabolic Flux Through Target C

Inhibitor dose

0

response (uM)

0.625

30

1.25 2.5 5

20 10 10

0

0 20406080 100

Time (min)

Potent inhibitors of Target C dramatically inhibit the flux of metabolites through the protein

Dose Response for

Growth in WT vs Deleted Tumor Cells

100

WT

t h r ow 50

G Deletion A

%

0

-9 -8 -7 -6 -5 -4

[Target C Inhibitor], M

Inhibitors of Target C have a selective anti-growth effect in cells with Deletion A relative to WT cells

Novel Inhibitors Selectively Block Growth of Tumors with Deletion In Vivo

‘Deletion A’ Tumor HCT-116 Xenograft MTAP -/- Model

1400

) 3 Vehicle

(mm 1200

Target C

1000

Inhibitor

Volume 800 or

600 u m

T 400

erage 200 +/- S.E.M

A v 0

15 20 25 30 35 40

Days post implant

WT Tumor HCT-116 Xenograft MTAP +/+ Model

1400

) 3 m 1200 Vehicle

(m

Target C me 1000 u Inhibitor o l 800

V o r

600 u m

T 400

rage 200 +/- S.E.M

v e

A 0

15 20 25 30 35

Days post implant

Inhibitors of Target C are only active in tumors where Gene A is deleted

Agios inhibitors of Target C are potent and orally bioavailable

High Bar for Novel Targets Leads to Higher Probability of Success

Requirements for oncology drug discovery programs:

Cancer dependency in vivo

HCT-116 MTAP -/-

1400

) 3 Target C (mm 1200 Inhibitor

me 1000

V olu 800 or

600

Tum 400 ge a er 200 +/- S.E.M

Av 0

15 20 25 30 35 40

Days post implant

Oral efficacy with inhibitors of Target C

Patient selection strategy

100

WT wt h ro 50

G Deletion

%

0

-9 -8 -7 -6 -5 -4

[Target C Inhibitor], M

Genomic deletion of Gene A

Robust chemical starting points

Identified first-in-class inhibitors of Target C

Precision Medicine

Novel First-in-Class Research Portfolio

Target Validation Compound Optimization

Cancer Metabolism Portfolio

Two Metabolic Deletion Target C

Lineage Dependence

Wave Metabolic Deletion Multiple Oncology Targets

Metabolic Deletion

Three Multiple

Lineage Dependence Oncology

Wave Others Targets

Novel First-in-Class Research Portfolio

Target Validation Compound Optimization

Target C

Two Cancer Metabolism

Multiple Other Oncology Targets

Wave

Rare Genetic

Multiple RGD Targets

Metabolic Disorders

Cancer Metabolism Multiple

Oncology Three Targets

Wave Rare Genetic Multiple RGD

Metabolic Disorders Targets

Integrated Approach to Metabolic Target Discovery

Genetic Screens Metabolomic Screens Genomics

shRNA screen

Deletion Wild type

with Cells for value ctivity p -Sele gene Fold Change

(ordered by SUM log2 difference) (genotype A vs B) Mutant

Identify targets with “locked-in” metabolic vulnerabilities

Agios Expertise Applied to the Immunology Setting

Published in the journal Immunity (2015)

Agios – Washington University St. Louis Collaboration

Integration of metabolomics and gene expression profiles revealed key metabolic pathways required for macrophage polarization

A. Jha et al, Immunity 2015

Key Takeaways: Drug Discovery Strategy

Precision medicine strategy increases the probability of technical success while maximizing patient benefit

Marrying the genome and metabolome enables a portfolio of novel precision medicine targets

PK activators may have utility in other hemolytic anemias, with promising results for beta-thalassemia intermedia

Deletions of metabolic genes in tumors provides exciting new therapeutic opportunities with high therapeutic windows

Science and toolkit provide opportunities in other disease areas

Closing Remarks

October 16, 2015 David Schenkein, M.D. Chief Executive Officer

Making a Difference for Patients & Building Long-Term Value

Vision Science

Team/Culture Execution

Key Updates

Advancing the IDHm inhibitors to market as quickly and broadly as possible

Design and initiation of AG-221 AML Phase 3 trial (IDHENTIFY)

Design of combination trial with “7 + 3”

Design of combination trial with azacitidine

Driving the PK activator program

5th Agios molecule entering clinical development (AG-519)

Expanding research

Preclinical data to support potential new indications for PK activators

Metabolic vulnerabilities as emerging cancer focus area

What We Hope You Came Away with Today

Confident that we are leading the way in the disruptive field of dysregulated metabolism

Clear that we are building world class clinical development and commercial capabilities on the foundation of our innovative research expertise

Enthusiastic in your commitment to help us build a great biopharmaceutical company

Passionate in our common mission of changing the lives of patients and creating significant shareholder value

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